July 2010 Investor Update: Mandarin Acquisition Exhibit 99.1

Disclaimers
About this Presentation
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities.  The information in this presentation is current only as of the date on its cover. For any time after the cover date of this presentation, the information, including information concerning the business, financial condition, results of operations and prospects of Vantage Drilling Company (the “Company”), may have changed. The delivery of this presentation shall not, under any circumstances, create any implication that there have been no changes in the Company’s affairs after the date of this presentation.
The Company has not authorized any person to give any information or to make any representations about the Company in connection with this presentation that is not contained in this presentation. If any information has been or is given or any representations have been or are made to you outside of this presentation, such information or representations should not be relied upon as having been authorized by the Company.
Industry and Market Data
The industry and market data contained in this presentation are based on and derived from various public and, in some cases, non-public sources that the Company believes to be reliable. However, certain industry and market data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. Accordingly, you should be aware that the industry and market data contained in this presentation, and estimates and beliefs based on such data, may not be reliable. Although we believe such data and information to be accurate we have not attempted to independently verify such information. Industry and market data involve risks and uncertainties and are subject to change based on various factors.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Exchange Act. The Appendix at the end of this presentation includes reconciliations of the non-GAAP financial measures found in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 8-K,
dated July 7, 2010, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these presentation slides. Our SEC filings, including that Form 8-K, can be found on the investor relations page of our website at
www.Vantagedrilling.com.

Disclaimers (Cont’d)

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All statements, other than statements of historical facts, included herein are “forward-looking statements.”  Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements about the expected acquisition of the remaining interest in Mandarin Drilling Company and our future business, financial condition and results of operations resulting from and following the proposed acquisition, including as set forth in the slide captioned
“Run-Rate Financial Potential of Vantage Owned Assets.”  These statements are based on the current expectations of our management and are inherently subject to uncertainties and changes in circumstances.  You are cautioned not to place undue reliance on these statements, the estimates, projections and other forward-
looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including factors relating to the fulfillment of certain closing conditions to the proposed transaction, effects of new rigs and new technology on the market; effects on restrictions on offshore drilling, availability of capital and changes in global, political, general economic, business, competitive and market conditions and those factors set forth in our Form 10-K for the year ended December 31, 2009, and our Form 10-Q for the quarter ended March 31, 2010, and in other documents we file with the SEC, many of which are beyond our control and which may cause actual results to differ materially from the views, beliefs and estimates expressed herein.  We do not undertake any responsibility to revise or update any forward-looking statements contained herein.
All of the information set forth in the slide captioned “Run-Rate Financial Potential of Vantage Owned Assets” is for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.  Our underlying assumptions may prove to be incorrect.  Actual results will almost certainly differ, and the variations between actual results and these assumptions may be material.  We may achieve materially lower dayrates, incur substantially more operating expenses and maintenance capital expenditures and our asset utilization/efficiency could be materially lower.
Due to the variability of spot dayrates, we believe it is helpful to understand the effect on our run-rate financial potential that various jackup spot dayrates may have.  We do not, as a matter of course, make public projections as to future earnings or other results.  However, management has prepared the information set forth under “Run-Rate Financial Potential of Vantage Owned Assets—Illustrative Range of Run-Rate Financial Potential” as an indicative analysis for the purpose of illustrating the variability of our possible run-rate financial potential based on a range of single jackup spot dayrates.
The indicative analysis set forth in the slide captioned “Run-Rate Financial Potential of Vantage Owned Assets” is not a financial forecast and does not comply with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information.  However, we believe that our calculations were prepared on a reasonable basis.  THE ASSUMPTIONS AND ESTIMATES UNDERLYING THE INDICATIVE ANALYSIS ARE
INHERENTLY UNCERTAIN ALTHOUGH THEY ARE CONSIDERED REASONABLE BY OUR MANAGEMENT AS OF THE DATE HEREOF.  As the indicative analysis demonstrates, our possible results are subject to great variability and are not predictable with any meaningful level of precision.  Investors and potential investors should recognize that actual performance could be materially worse than is illustrated in the indicative analysis.  Such adverse results could be driven by changes in the factors and assumptions considered in the indicative analysis, and many of these factors and assumptions are beyond our control.

Transaction Overview 3

Transaction Overview
Vantage Drilling Company (Ticker: VTG) ("Vantage" or the "Company") is an international offshore drilling company operating a fleet of high-specification drilling units
Contracts drilling units, related equipment and work crews primarily on a dayrate basis
Additionally provides construction supervision services as well as management and operations of drilling units owned by others
Total fleet of four jackups, two drillships, and two semisubmersibles
Five owned (four jackups, one drillship)
Three managed (one drillship, two semisubmersibles)
The Company currently owns a 45% interest in Mandarin Drilling Company (“Mandarin”), which owns the construction contract for a drillship, the Platinum Explorer, that is to be delivered in
November 2010
Vantage has an agreement to purchase the remaining 55% ownership interest in Mandarin from
F3 Capital
Vantage intends to finance the purchase of F3 Capital’s 55% ownership interest in Mandarin and the remaining construction related payments on the Platinum Explorer through a combination of notes, term loans, equity, equity-linked securities and/or cash on hand, which may also include refinancing some of its existing debt facilities

Transaction Overview
($Millions)
Preliminary Sources & Uses of Funds and Pro Forma Capitalization
(1) Conversion feature on Note is subject to shareholder approval.
(2) Adjustment to common equity in pro forma column reflects equity and/or cash.

As of Pro Forma
3/31/10 3/31/10
Cash 30 $             30 $
Restricted / Escrowed Cash 38 706
Issuer Debt:
Existing Credit Facilities 152 $           - $
Debt Financing: Term Loan - 300
Debt Financing: Notes - 500
Total Issuer Debt 152 $           800 $
P2021 Notes 131 131
Aquamarine Note 103 103
Total Debt 386 $           1,034 $
Convertible Note and/or Cash to F3 Capital
(1)
- 60
Common Equity
(2)
746 806
Total Capitalization 1,132 $        1,900 $
Sources of Funds Uses of Funds
Debt Financing: Term Loan 300 $                  Platinum Shipyard, Equipment and Oversight 650 $
Debt Financing: Notes 500 Retire Outstanding Debt 152
Convertible Note and/or Cash to F3 Capital
(1)
60 Payment to F3 Capital for Mandarin 70
Equity and/or Cash 60 Interest Reserve / Working Capital 18
Estimated Fees & Expenses 30
Total Sources of Funds 920 $                  Total Uses of Funds 920 $

Transaction Overview
Owned Assets
($Millions)
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller Platinum Explorer
Estimate of Fair Market Value
(2)
$725 –
$775
$170 –
$190
$170 –
$190
$170 –
$190
$170 –
$190
$1,125
–
$1,215
FMV of Assets to be Included in Contemplated Financing
Ownership: 100% (1) 100% 100% 100% 100%
(1) Pro forma for the acquisition of remaining 55% of Mandarin.
(2) Based on independent third party appraisals.
(3) Management’s approximate estimated fair market value of capital spares, which include extra riser equipment, thrusters and major BOP components.
Capital
Spares
(3)
: $60

$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Rig-Level EBITDA (9)
$183.4
$216.6
$199.8
$249.5
$216.2
$282.3
$232.7
$315.2
$115,000
$140,000
$165,000
$190,000
Jackup Dayrates (10)
Assets in Comtemplated Financing (2 Jackups, 1 Drillship)
All Company Assets (4 Jackups, 1 Drillship)

VANTAGE DRILLING COMPANY

Transaction Overview
Run-Rate Financial Potential of Vantage Owned Assets
($Millions, except per day figures)
Illustrative Range of Run-Rate Financial Potential (10)

Illustrative
Calculation (1)
Single Jackup:
Spot Dayrate (2) 140,000 $
Utilization / Efficiency (3) 90.0%
Annual Revenue 46.0 $
Operating Expenses per Day (4) 58,000 $
Annual Operating Expenses 21.2
Annual Jackup EBITDA 24.8 $
Annual Maintenance Capital Expenditures (5) 0.8
Annual Jackup EBITDA less Maint. Capex 24.1 $
Drillship:
Annual Contracted Dayrate (6) 585,000 $
Utilization / Efficiency (7) 97.0%
Annual Revenue 207.1 $
Operating Expenses per Day (8) 156,000 $
Annual Operating Expenses 56.9
Annual Drillship EBITDA 150.2 $
Annual Maintenance Capital Expenditures (5) 3.7
Annual Drillship EBITDA less Maint. Capex 146.5 $
Assets in Contemplated Financing (2 Jackups, 1 Drillship) (9):
EBITDA 199.8 $
EBITDA less Maint. Capex 194.7
All Company Assets (4 Jackups, 1 Drillship) (9):
EBITDA 249.5 $
EBITDA less Maint. Capex 242.8
(1)
All annual calculations assume a 365-day year.
(2)
Management's estimate of current market potential based on the approximate average dayrate for ultra-premium jackups in Q2 2010. Management believes this is a reasonable estimate of current market potential because the fixtures on which the average is based represent the most recently published leading edge dayrates for fixtures of comparable jackups.
(3)
Management's assumption of industry standard productive times on high-specification jackups. Vantage’s fleet achieved approximately 97% productive time for Q1 2010 and approximately 99% productive time in Vantage’s first 17 months of operation.
(4)
Vantage’s approximate average operating expense per day on its jackup fleet for Q1 2010. Operating expenses include an assumed allocation for a portion of Vantage’s Singapore operations base.
(5)
Single jackup figure reflects management’s budgeted estimate for 2010. Drillship figure reflects management’s budgeted estimate for first year of the drillship’s operations based on $10,000 per day, which management believes is a reasonable assumption for a newbuild drillship.
(6)
Actual contracted dayrate, excluding portion of dayrate attributable to mobilization fee.
(7)
Utilization assumption based on newbuild vessel fully under contract, less assumed 3% reduction in utilization / efficiency. Management believes this is a reasonable assumption for a newbuild vessel in its first full year of operations.
(8)
Assumed operating expenses per day based on management’s internally generated projections for 2011. Operating expenses include an assumed allocation for a portion of Vantage’s Singapore operations base.
(9)
EBITDA and EBITDA less Maint. Capex figures exclude income from management fees related to construction management contracts and unallocated corporate SG&A (estimated at $17-$20 million per year based on management’s internally generated projections for 2011).
(10)
For purposes of this chart, the company used the methodology set forth in the Illustrative Calculation. The only calculation parameter that varies from the Illustrative Calculation is the single jackup spot dayrate.
Range of dayrates in this chart reflects approximate historical range for similar assets over the last two years.

?
Premium high-specification drilling units, including four jackup rigs, two drillships and two semisubmersibles
?
Vantage’s rigs are capable of drilling to deeper depths and possess enhanced operational efficiency and technical capabilities, resulting in higher utilization, dayrates and margins
?
Management estimates fair market value of $360 million for two jackups and $810 million for the
Platinum Explorer
? Successful track record of managing, constructing, marketing and operating offshore drilling units
? In-house team of engineers and construction personnel overseeing complex construction projects
? All jackups delivered on budget and on time
? Jackup fleet has experienced approx. 99% of productive time for Vantage’s first 17 months in operation
Level of efficiency is exceptional for newly-constructed jackup rigs upon commencement of contract
? Significant cash flow visibility
? Owned fleet contract backlog of approximately $1.3 billion and managed fleet contract backlog of approximately $2.5 billion as of March 31, 2010
Owned fleet counterparties include Pearl Energy, VAALCO Energy, Foxtrot International, ENI, Nido
Petroleum, Phu Quy
(1)
and ONGC
Managed deepwater rigs counterparties include PEMEX and Petrobras
Company Highlights
Premium Fleet and
Strong Collateral
Coverage
Premium Fleet and
Strong Collateral
Coverage
Proven Operational
Track
Record
Proven Operational
Track
Record
Significant
Contract Coverage
with
High Quality
Counterparties
Significant
Contract Coverage
with
High Quality
Counterparties
(1)
PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.

Company Highlights (Cont’d)
Three construction management arrangements for one ultra-deepwater drillship (DragonQuest) and two 6th generation semisubmersibles
Approximately $5.0 million of annual cash flow per contract during the construction phase
Management of drillship and semisubmersible operations once in service
Approximately $13.0 to $15.0 million per year per contract for the duration of each contract
Management team with extensive experience; average of 28 years in the drilling industry
Includes international and domestic public company experience with industry-leading peers involving numerous acquisitions and debt and equity financings
Experienced operating personnel already hired and crew member training ongoing for Platinum
Explorer

Construction
Supervision and
Management
Arrangements
Experienced
Management and
Operational Team

Company Overview 10

Company Overview

   Founded in September 2006 and completed its IPO in May 2007
   Trades under ticker VTG with a current total enterprise value of approximately $694 million
Current trading value reflects significant discount to asset value
   Contracts offshore drilling units, related equipment and work crews on a dayrate basis
   Provides offshore rig construction supervision and operations management services
   Owns four newbuild ultra-premium high-specification jackups and pro forma 100% interest in the newbuild drillship, the Platinum Explorer
Four jackups have been delivered on time and within budget
   Provides construction and operating management services
Three ultra-deepwater rigs: one drillship and two semisubmersibles
Approximately $5.0 million of annual cash flow per contract during the construction phase
Approximately $13.0 – $15.0 million of annual cash flow per rig during the operating phase
   Structured as a combination of a fixed daily fee and a variable fee based on dayrate and annual cash flow

Premium Newbuild Fleet
Owned Fleet:
Four newbuild ultra-premium high-specification Baker Marine Pacific Class 375 jackups
Platinum Explorer – ultra-deepwater 12,000 ft. drillship (equipped for first contract at 10,000 ft.)
• The drillship is currently being constructed by Daewoo Shipbuilding & Marine Engineering Co. Ltd. (“DSME”)
Managed Fleet:
One ultra-deepwater 12,000 ft. drillship (under construction at DSME Shipyard)
Two Moss Maritime CS50 MkII 6th generation 10,000 ft. semisubmersibles (under construction at Jurong Shipyard)
Fleet Construction Cost ~ $4.5 Billion
Drillships – One Owned, One Managed
Semisubmersibles – Two Managed Jackups – Four Owned

Worldwide Operations
Vantage Offices
Owned Rigs
Managed Rigs
Contract: PEMEX
Semi I
Mexico GOM
Contract: Petrobras
DragonQuest
U.S. GOM
Contract: ONGC
Platinum Explorer
India
Houston
Singapore
Dubai
Contract: Pearl
Emerald Driller
Thailand
Contract: Foxtrot
Sapphire Driller
Ivory Coast
Contract: VAALCO
Sapphire Driller
Gabon
Contract: Nido
Aquamarine Driller
Philippines
Contract: Phu Quy (1)
Topaz Driller
Vietnam
Country of Operation

(1)    PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.

Ultra-Premium Newbuild Jackups
4 ultra-premium newbuild jackups 100% owned by the Company
Total investment for each jackup of approximately $230 million
Baker Marine Pacific Class 375 design
Drilling depth of 30,000 feet
Operate in up to 375 feet of water
All jackups constructed at industry-leading PPL Shipyard in Singapore under turnkey construction contracts
Emerald
Driller:
Delivered and operating in Southeast Asia
Sapphire
Driller:
Delivered and operating in West Africa
Aquamarine
Driller:
Delivered and operating in Southeast Asia
Topaz
Driller:
Delivered and operating in Southeast Asia

Advantages of Ultra-Premium Jackups
The Baker Marine Pacific Class jackup is capable of drilling in up to 375 feet of water and has a maximum drilling depth of 30,000 feet
Dimensions 236’ x 224’ x 28’ 208’ x 178’ x 23’
Water Depth (Max/Min) 375’ 300’
Drilling Depth - Ft 30,000 25,000
Cantilever Reach 75’ 45’
Leg Length 506’ 418’
Spudcan Diameter 55.5’ 48’
Variable Deck Load (Operating) 7,497 kips 4,000 kips
Accommodations (Persons) 120 66
•
Faster drilling times
•
Faster moving times
•
Increased volumes of consumable liquids
and drilling fluids
•
Reduced boat runs and non-productive
time
•
Improved pipe handling and offline
capability
•
Fast preloading time for all tanks
•
75’ x 30’ cantilever reach substantially
greater than the industry average
•
Pipe decks allow increased storage capacity
•
Premium drilling package:
•
3 x 2200HP mud pumps
•
Integrated diverter system
•
18 ¾ BOP handling system and 4 rams
•
High-capacity, high efficiency – 5 x CAT
3516 B Diesel engines
Baker Marine Pacific Class 375 Standard 300’
Comparison of Vantage Ultra-Premium Jackup to Standard Jackup
Increased Operational Efficiency and Improved Technical Capability

Ultra-Premium Jackup Fleet
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller
Shipyard Delivery December 2008 July 2009 September 2009 December 2009
Contract Details
Counterparty Pearl Energy VAALCO Energy; Foxtrot
International
Nido Petroleum Limited Phu Quy (2)
Commencement Q1 2009 Q1 2010; Q3 2010 Q2 2010 Q1 2010
Length 2 years 5 months; 8 months 2 years (1) 7 months
Average Drilling
Revenue per Day
$171,000 $115,500; $120,000 $120,000 $107,200
Gross Contract
Value
$126.5 million $17.2 million; $28.4 million $86.4 million (1) $22.5 million
(1) The contract is for drilling two wells plus extended well tests. Estimated drilling time is one month per well and extended well tests could range from a few months to up to one year per well. The first extended well tests period has been contracted through April 2011.
(2) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.

Ultra-Deepwater Drillships
•
Ultra-deepwater drillships
Platinum Explorer
(100% pro forma ownership):
delivery Nov-10
DragonQuest
(managed): delivery Q3 2011
•
DSME proprietary hull design
Drilling depth of 40,000 feet
Designed to operate in up to 12,000 feet of water
Equipped to operate in up to 10,000 feet of water
•
Construction ongoing at DSME shipyard
Construction oversight ongoing at shipyard
•
Platinum Explorer
contracted for 5 years to ONGC
•
DragonQuest
contracted for 8 years to Petrobras

Platinum Explorer
General Specifications
Shipyard Delivery November 2010
Design DSME Ultra Deepwater Drillship
Dimensions 781’ x 137’ x 62‘
Water Depth 12,000 ft design / 10,000 ft equipped
Max. Drilling Depth 40,000 ft
Max. Wave Height Normal Drilling: 15 ft, Max Operating: 24 ft
Drilling Equipment
Derrick AKMH Pyramid Dynamic Derrick, 46 ft x 52 ft base x 210 ft clear working height
Capacity 2 Million lbs Static Hook Load
Capacities
Diesel Fuel Oil 21,385 bbls
Heavy Fuel Oil 19,498 bbls
Drillwater 15,096 bbls
Fresh Water 8,176 bbls
Liquid Mud 20,127 bbls
Bulk Storage
31,783 ft³
Other
Accommodations 180 Persons
Shipyard: DSME, Okpo, Koje Island, Korea
Total shipyard construction price: $630 million
Estimated additional $110 million of non-shipyard capital
expenditures to equip and commission the drillship for service
(includes approximately $60 million of major capital spare
components)
Vantage to become responsible for all construction costs following acquisition of remaining 55% of Mandarin

Percent Completed
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
'08 Jan
Apr
Jul
Oct
'09 Jan
Apr
Jul
Oct
'10 Jan
Apr
Jul
Plan
Actual

Vantage Drilling Company

Platinum Explorer Construction Status Platinum Explorer as of May 2010 Overall Construction Progress (May 2010) Source: DSME. 19

Semisubmersibles
•
Two 6th generation semisubmersibles
•
Moss Maritime CS50 MkII
Drilling depth of 40,000 feet
Operate in up to 10,000 feet of water
•
Construction ongoing at Jurong Shipyard Pte Ltd, Singapore
Semi I
Delivery Q4 2010 (PEMEX / five years)
Semi II
Delivery Q3 2011 (Currently marketing)
•
Construction Management Contracts: Approximately $5.0 million of annual cash flow per contract during the construction phase
•
Operating Management Contracts:
Approximately $13.0 – $15.0 million of annual cash flow per rig
Structured as a combination of a fixed daily fee and a variable fee based on dayrate and annual cash flow

:
:

Fleet Status – Average Drilling Revenue /
Day (1)
2 years at $171,000
6 months at $132,500
(2)
5 years at $590,500
5 years at $503,000

Ownership 2010 2011 2012
Rig % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Jackups
Emerald Driller 100% 2 yrs. at $171K
Sapphire Driller 100% 5 mos. at $115.5K 8 mos. at $120K
Aquamarine Driller
100% 5 mos. at $154.2K
2 yrs. at $120K
(2) Repriced to Market Rate
Topaz Driller 100% 7 mos. at $107.2K
Drillships
Platinum Explorer
100%
(3) 5 yrs. at $590.5K
DragonQuest Managed
8 yrs. at $551.3K
(4)
Semisubmersibles
Semi I Managed 5 yrs. at $503K
Semi II Managed
Construction Commissioning/ Working Operating Option Extended
Management Mobilization (Owned Rigs) (Management Contract Well Test
Contract Contract) Option
(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract.  Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2) The contract is for drilling two wells plus extended well tests. Estimated drilling time is one month per well and extended well tests could range from a few months to up to one year per well. The first extended well tests period has been contracted through April 2011.
(3) Pro forma for the acquisition of remaining 55% of Mandarin.
(4) The drilling revenue per day includes the achievement of the 12.5% bonus opportunity, but excludes mobilization revenues and revenue escalations included in the contract.

PEARL ENERGY						
		VAALCO ENERGY, INC. FOXTROT International						
		Nido Petroleum Limited						
		PETROVIETNAM TOTAL						
		ओएनजीसी ONGC						
		BR PETROBRAS						
		PEMEX						

VANTAGE DRILLING COMPANY

Contract Overview and Customer Credit
Profile
Vessel Name
Owned/
Managed Contract Party
Contract Party
Credit Rating
(S&P/Moody’s)
Contract
Length
Average Drilling
Revenue Per
Day (1)
Contract Value
(Gross)
Construction
Management
Fee
Operating
Management
Fee
Emerald
Driller
Owned AA / Aa3 2 Years $171,000 $126.5 million N/A N/A
Sapphire
Driller
Owned N/A
A- / BBB+ (2)
1) 5 months
2) 8 months
1) $115,500
2) $120,000
1) $17.2 million
2) $28.4 million
N/A N/A
Aquamarine
Driller
Owned N/A 2 years (3) $120,000 $86.4 million (3) N/A N/A
Topaz Driller Owned
Phu Quy (4)
N/A 7 months $107,200 $22.5 million N/A N/A
Platinum
Explorer
Owned N/A / A2 5 years $590,500 $1.1 billion    N/A N/A
DragonQuest Managed BBB- / A3 8 years $551,300 $1.6 billion
$5.0 million
annually
$13.0-15.0
million
annually
Semi I Managed BBB / Baa1 5 years $503,000 $0.9 billion
$5.0 million
annually
$13.0-15.0
million
annually
Semi II Managed
$5.0 million
annually
N/A

(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract.  Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2) Foxtrot International is owned by Bouygues Group, which has an A- rating from  S&P and BBB+ rating per Fitch.
(3) The contract is for drilling two wells plus extended well tests. Estimated drilling time is one month per well and extended well tests could range from a few months to up to one year per well. The first extended well tests period has been contracted through April 2011.
(4) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.

Oil and Natural Gas Corporation
Founded in 1956 and based in Dehradun, India, ONGC engages in the exploration, production, refining, marketing, and transportation of oil and natural gas in India and internationally
Contributes over 80% of India’s oil and gas production
Market capitalization: $60 billion as of June 30, 2010
Rating: A2 (Moody’s)
Rig fleet: 31 jackups, 6 deepwater
Indian government owns a 74% stake in ONGC
2009-2010 E&P spend in India is expected to reach $8.6 billion, and expected to grow
18% for 2010-2011
(1)
(1) Source: Offshore®.

Business Strategy
•
Customer demand for new high-specification units supported by:
Need for rigs well-suited for drilling through deep and complex formations and drilling horizontally
Enhanced efficiency providing faster drilling and moving times
Improved safety features and lower downtime for maintenance
•
Technological developments have made deepwater exploration more feasible and cost-effective in recent years
•
Water-depth capability and equipping of Vantage's ultra-deepwater drilling units is attractive for customers
Expect to provide significant advantages in obtaining long-term deepwater drilling contracts in the future
•
International markets in the oil and gas industry exhibit less cyclicality than the U.S. Gulf of Mexico market
•
Internationally diverse platform reduces exposure to a single market
•
Through continued growth of presence in Asia and West Africa, intend to capitalize on existing infrastructure to better serve customers and increase contract backlog
•
Focused on expanding relationships with national oil companies, major oil companies, large independents and super-regionals
•
Expect to lead to longer-term contracts to build backlog
•
Strong existing relationships have contributed to large existing backlog
•
Growth through acquisitions of assets and other offshore drilling companies
•
Current construction management contracts provide potential acquisition targets

Capitalize on Customer
Demand for High-Specification
Units
Focus on International Markets
Expand Deepwater Exposure
Expand Key Industry
Relationships
Pursue Acquisition
Opportunities

Industry Overview 25

Energy Macro Fundamentals

140
120
100
80
60
40
20
0
MMBbl/d
66.7
84.0
86.3
90.6
95.9
101.1
106.6
1990
2005
2010
2015
2020
2025
2030

125,000
100,000
75,000
50,000
25,000
0
MMBOE
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
Onshore
Shelf (0-300M)
Deep Water (>300M)
Consumption

Global Oil Production (MMBbl/d)
100
90
80
70
60
50
40
30
20
10
0
E&P Spending ($ billions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2001
2002
2003
2004
2005
2006
2007
2008
Production
E&P Spending

VANTAGE DRILLING COMPANY

26

Gross Reserve Additions & Consumption Global Oil Production vs. E&P
Spending
• Despite the recent global economic slowdown, the rapid
development of some of the world’s most populous countries
will continue to drive long-term increase in global energy
demand
–
The EIA estimates long-term global demand for oil and
natural gas to grow at a CAGR of 0.9% and 1.6%,
respectively
• While E&P spending has increased substantially, global oil production has remained relatively constant over the past
decade
–
Since 1990, annual oil and gas reserve additions have fallen short of global consumption in all but 2 years
• Thus, significant capital expenditures will be required in the future to replenish declining reserves
Demand is forecasted to
grow by 1.1% per year (2010
to 2030)
Worldwide Oil Demand

Source: Barclays Capital E&P Spending Survey; EIA; ODS-PetroData.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
GOM
Rest of World

100%
90%
80%
70%
60%
50%
Aug-07
Nov-07
Mar-08
Jul-08
Nov-08
Mar-09
Jul-09
Nov-09
Mar-10
<300 ft.
300 to 349 ft. IC
350+ ft IC

$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Midwater
Deepwater
Ultradeepwater

100%
90%
80%
70%
60%
50%
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Midwater
Deepwater
Ultra-Deepwater

VANTAGE DRILLING COMPANY

Premium Asset Advantage
•
Premium jackups (350’ + IC rigs)
and ultra-deepwater floater have
historically maintained
significantly higher utilization
levels, particularly during
downturns in the energy industry
–
Operators demand newer, higher
specification rigs due to superior
operating performance, resulting in
lower maintenance downtimes,
improved safety and higher efficiency
•
A higher utilization level in the
international drilling market
continues to reflect a more
stable rig supply and demand
environment than the Gulf of
Mexico
•
Operators are willing to pay a
substantial dayrate premium for
high-specification rigs
Global Jackup Utilization International vs. GOM Jackup Utilization
Source: Riglogix; ODS-PetroData.
Historical Floater Dayrates ($Thousands) Historical Floater Utilization

40%
35%
30%
25%
20%
15%
10%
5%
0%
Aug-07
Nov-07
Mar-08
Jul-08
Nov-08
Mar-09
Jul-09
Nov-09
Mar-10
<300 ft.
300+ ft. IC
350+ ft. IC

80
70
60
50
40
30
20
10
0
Aug-07
Nov-07
Mar-08
Jul-08
Nov-08
Mar-09
Jul-09
Nov-09
Mar-10
<300 ft.
300+ ft. IC
350+ ft. IC

VANTAGE
DRILLING COMPANY

Premium Asset Advantage
International Jack-Up
Availability (Next 90 Days)
International Jack-Up Availability
(Next 90 Days) As % of Total Supply
Source: Riglogix.
After peaking at 35% of total supply in July 2009, the availability over the next 90 days for 350+ ft. IC jackups located internationally has declined to approximately 25% currently

Heavy Weather
19
MS
21
<300' IS
17
300'+ IC
117
MC
44
300'+ IS
8
250' IC
65
300' IC
124
<250' IC
52

VANTAGE
DRILLING COMPANY

Profile of Global Jackup Fleet
•
Capabilities and age – The current worldwide fleet is comprised mostly of older, inefficient rigs
–
27% of today’s jackups are mat-supported and/or have less than 200ft of water depth capability
–
71% of today’s jackups are 25 years or older
–
As of July 2010 a total of 127 rigs were either ready stacked, cold stacked, or in an accommodation mode without contract
–
How many will not return to service?
•
Setting up cyclical recovery – Reduction in the overall fleet should result in pricing power and high utilization levels early on during the recovery
•
Age is a factor – Demand is increasing for high-specification jackups. Many customers are implementing age restrictions and new high-specification characteristics
Source: Riglogix.
Global Jackup Fleet Distribution

Age of Jackup Fleet Water Depth (feet)
Age Rigs % % 300+ 200-299 <200
25 years or older 333 71% 64% 146 132 55
5 to 24 years 54 12% 10% 49 2 3
0 to 4 years 80 17% 15% 74 4 2
467 100% 269 138 60
2010 Deliveries 20 4% 14 4 2
2011 Deliveries 16 3% 16 0 0
2012 Deliveries 17 3% 16 1 0
520 100% 315 143 62

Profile of Global Ultra-Deepwater Fleet
•
The ultra-deepwater rig market maintains the most favorable long-term outlook driven by recent discoveries in Brazil, West Africa, and the U.S. Gulf of Mexico
•
Ultra-deepwater rigs are capable of working in any water depth where operators are currently likely to drill
•
Can compete for any available work, while lower water depth drilling rigs have a more limited market
•
Projections indicate a shortage of rigs designed for the 4,000 – 6,000’ water depth range which will likely be filled by ultra-deepwater units
Floater Rig Supply By Type (# of Rigs)
Ultra-Deepwater Floaters By Operator
(1)
Source: Riglogix.
(1) Ultra-Deepwater (>7,500 ft) drillships and semisubmersibles currently in operation.
(2) Other operators with 1 rig each include: Det Norske Oljeselskap, Murphy, Taylor, Woodside, PEMEX, Tullow, ExxonMobil, Husky, Repsol, Cairn Energy and ONGC for a total of 11 rigs.
(3) Other operators with 2 rigs each include: BHP Billiton, Noble Energy, Marathon, Nexen, ENI and Devon Energy for a total of 12 rigs.

Midwater
111
Deepwater
55
Ultra-
Deepwater
76
Petrobras
16
Total
8
BP
7
Chevron
6
Anadarko
6
Statoil
4
Shell
Reliance
3
Others
(2 Rigs)
12
Others
(1 Rig)
11
3

Premium Jackup Fixtures
Source: Riglogix.
Highlight signifies PPL built, Baker Marine Pacific Class 375 design rigs.
Fixture Date Manager Rig Name
Rig Water
Depth (ft) Operator Region Dayrate Prior Dayrate
Contract Description
(At Delivery) Start Date
Vessel Age
(Yrs)
Delivery
Date
17-Jun-10
Atwood Atwood Beacon 400 Murphy S America
115,000 $      115,000 $      10
months
4 wells
Sep-10
7.1
May-03
14-Jun-10
Atwood Atwood Beacon 400 Edison W Africa
115,000         110,000         2
months
1 well
Jul-10
7.1
May-03
9-Jun-10
PV Drilling PV Drilling II 375 Hong Long POC SE Asia
135,000         135,000         2
months
1 well
Aug-10
0.8
Sep-09
1-Jun-10
COSL COSLBoss 400 Kangean Energy SE Asia
158,000         198,000         8 months
5 wells + 2 options
Oct-10 2.4 Feb-08
25-May-10
Scorpion Offshore Offshore Vigilant 350 Repsol YPF S America
158,333         110,500         8 months
2 wells + 2x1 well options
Jul-10 1.8 Sep-08
25-May-10
Rowan Rowan Gorilla V 400 Total NW Europe
180,000         150,000         12 months
2 wells
May-11 11.6 Nov-98
24-May-10
Maersk Contractors Maersk Convincer 375 Hoang Long JOC SE Asia
137,000         175,000         3 months
1 well
Jun-10 1.8 Sep-08
17-May-10 Diamond Offshore Ocean Scepter 350 OGX Petroleo S America 130,000         100,000         12
months
1 year + 1-year option Dec-10
2.1
May-08
16-Apr-10 Ensco ENSCO 105 375 BG Med/Black Sea 150,000         200,000         4
months
4 months Oct-10
7.7
Oct-02
5-Apr-10 Aban Offshore Deep Driller 1 375 GSPC Indian Ocean 112,000         194,000         12
months
1 year + 2x6 month options May-11
4.1
May-06
25-Mar-10 Scorpion Offshore Offshore Resolute 350 Hoan Vu SE Asia 135,000         146,250         2
months
1 well + 1 option Jun-10
2.2
Apr-08
11-Mar-10 Egyptian Drilling Sneferu 375 Maersk Oil Middle East 80,000            NA 12
months
1 year + option(s) Jun-10
0.5
Dec-09
1-Mar-10 Rowan Gilbert Rowe 350 Maersk Oil Middle East 75,000            75,000            12
months
1 year + 1 year option May-11
28.7
Nov-81
1-Mar-10 Rowan Rowan Paris 350 Maersk Oil Middle East 75,000            75,000            12
months
1 year + 1 year option Mar-11
29.7
Oct-80
17-Feb-10 Rowan Rowan Gorilla VII 400 Apache NW Europe 180,000         332,000         18
months
18 months + 2x6-month options Mar-11
8.5
Jan-02
15-Feb-10 Transocean GSF Constellation II 400 Pharaonic Petroleum Med/Black Sea 109,000         109,000         12
months
4 wells + 3x1 well options Apr-12
6.2
Apr-04
8-Feb-10 Seadrill West Callisto 400 Premier SE Asia 95,600            NA 9
months
8 wells + 5x1 well options Mar-11
0.0
Jul-10
5-Feb-10
Diamond Offshore Ocean Shield 350 Petronas Carigali SE Asia
135,000         265,000         2
months
1 well
Apr-11
2.2
Apr-08
2-Feb-10
Seadrill West Triton 375 Anadarko SE Asia
139,500         116,000         2
months
1 well
Apr-10
2.5
Jan-08
2-Feb-10
Seadrill West Triton 375 Twinza Oil Indian Ocean
116,000         175,000         3
months
2 wells
Aug-10
2.5
Jan-08
1-Feb-10
Rowan Rowan Gorilla V 400 Total NW Europe
150,000         180,000         9 months
1 well
Jun-10 11.6 Nov-98
29-Jan-10
Scorpion Offshore Offshore Mischief 350 Anadarko S America
117,500         NA 7 months
3 wells + 3x1-well options
Feb-11 0.2 Apr-10
5-Jan-10
Vantage Drilling Topaz Driller 375 PQPOC SE Asia
119,000         115,000         7 months
3 wells + 1-well option
May-12 0.5 Dec-09
5-Jan-10
Diamond Offshore Ocean Shield 350 Apache Aus/NZ
100,000         265,000         12 months
1 year + 1-year option
Jan-11 2.2 Apr-08
4-Jan-10 PV Drilling PV Drilling II 375 Lamson SE Asia 125,000         NA 2
months
1 well Jun-10
0.8
Sep-09
4-Jan-10 Vantage Drilling Aquamarine Driller 375 Nido Petroleum SE Asia 120,000         115,000         2
months
60 days + 10 mo. option + 12 mo. option Oct-10
0.8
Sep-09
25-Nov-09 Ensco ENSCO 101 400 Maersk Oil NW Europe 170,000         279,000         4
months
2 wells + 1-well option Apr-10
10.4
Feb-00
16-Nov-09 Ensco ENSCO 100 350 GDF SUEZ NW Europe 112,500         207,500         6
months
6 months + 6 months unpriced option Nov-11
23.4
Feb-87
6-Nov-09 PV Drilling PV Drilling II 375 KNOC SE Asia 134,000         150,000         3
months
2 wells Oct-10
0.8
Sep-09
23-Oct-09 Scorpion Offshore Offshore Vigilant 350 EOG C America 110,500         207,990         5
months
95-135 days Jul-10
1.8
Sep-08
20-Oct-09 Vantage Drilling Aquamarine Driller 375 Eni Indian Ocean 115,000         NA 3
months
1 well May-10
0.8
Sep-09
9-Oct-09 Noble Noble Al White 360 Total NW Europe 112,000         208,000         18
months
18 months + 1x6 month option May-10
27.6
Dec-82
6-Oct-09 Seadrill West Prospero 400 Red Sea Petroleum Middle East 180,000         130,000         6
months
2 wells Dec-09
3.0
Jun-07
1-Oct-09 ENSCO ENSCO 106 400 Newfield SE Asia 90,000            265,000         12
months
1 year + 1 year option Oct-09
5.5
Jan-05
30-Sep-09 Atwood Atwood Beacon 400 Hess W Africa 110,000         113,000         9
months
6 wells + 6 x 1 well options Oct-09
7.1
May-03
22-Sep-09 Rowan Rowan Gorilla V 400 Total NW Europe 180,000         180,000         12
months
1 year Sep-09
11.6
Nov-98
2-Sep-09 Vantage Drilling Sapphire Driller 375 Vaalco W Africa 105,000         NA 5 months 4 wells + 2 x 1-well options Dec-09
1.1
Jun-09
1-Sep-09 Transocean GSF Constellation I 400 BP C America 110,000         110,000         4 months 4 months Sep-09 7.0 Jul-03
11-Aug-09 Transocean GSF Adriatic IX 350 Afren Energy W Africa 97,000            188,000         8 months 250 days + 425-day option Sep-09 29.0 Jul-81
29-May-09 Vantage Drilling Sapphire Driller 375 Foxtrot W Africa 132,000         156,000         6 months 6 months + 6 months options Jan-11 1.1 Jun-09
29-May-09 Vantage Drilling Sapphire Driller 375 Foxtrot W Africa 156,000         NA 3 months Fixed portion of dayrate $5 mil effective
dayrate range $130k if option exercised
Aug-09 1.1 Jun-09
22-May-09
Scorpion Offshore Offshore Resolute
350 Thang Long JOC SE Asia
146,250         189,000
6 months 6 months
Aug-09
2.2
Apr-08
15-Apr-09
ENSCO ENSCO 102 400 ConocoPhillips NW Europe 198,000         150,000
14 months
14 months + rolling options Sep-09
8.0
Jul-02
Median 120,000 $      153,000 $      7 months
Mean 128,376 $      166,368 $      7 months
Duration

Financial Overview 32

Financial Overview
(1) Adjusted for share-based compensation expense. See “Reconciliation from Net Income (Loss) to Adjusted EBITDA” in the Appendix to this presentation for detail.
Historical Financial Information
($Millions)
Fiscal Quarter Ended,
3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010
Owned Rigs at Period End 1 1 2 3 4
Revenue 14.3 $           22.2 $           36.4 $           38.6 $           58.3 $
% Quarterly Growth NA 55.2% 64.2% 5.8% 51.1%
EBITDA 5.3 $             8.3 $             13.0 $           3.4 $             23.1 $
% Margin 37.1% 37.3% 35.6% 8.9% 39.7%
Adjusted EBITDA
(1)
6.4 $             9.5 $             14.2 $           4.8 $             24.7 $
% Margin 45.1% 43.0% 39.0% 12.5% 42.3%

Financial Overview
Preliminary Pro Forma Capitalization
($Millions)
(1) Adjustment to common equity in pro forma column reflects cash and/or equity.

As of Pro Forma
3/31/10 3/31/10
Cash 30 $             30 $
Restricted / Escrowed Cash 38 706
Issuer Debt:
Existing Credit Facilities 152 $           - $
Debt Financing: Term Loan - 300
Debt Financing: Notes - 500
Total Issuer Debt 152 $           800 $
P2021 Notes 131 131
Aquamarine Note 103 103
Total Debt 386 $           1,034 $
Convertible Note Issued to F3 Capital - 60
Common Equity
(1)
746 806
Total Capitalization 1,132 $        1,900 $

$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Rig-Level EBITDA(9)
$183.4
$216.6
$199.8
$249.5
$216.2
$282.3
$232.7
$315.2
$115,000
$140,000
$165,000
$190,000
Jackup Dayrates(10)
Assets in Comtemplated Financing (2 Jackups, 1 Drillship)
All Company Assets (4 Jackups, 1 Drillship)

Vantage Drilling Company

Financial Overview
Run-Rate Financial Potential of Vantage Owned Assets
($Millions, except per day figures)
Illustrative Range of Run-Rate Financial Potential (10)

Illustrative
Calculation (1)
Single Jackup:
Spot Dayrate (2) 140,000 $
Utilization / Efficiency (3) 90.0%
Annual Revenue 46.0 $
Operating Expenses per Day (4) 58,000 $
Annual Operating Expenses 21.2
Annual Jackup EBITDA 24.8 $
Annual Maintenance Capital Expenditures (5) 0.8
Annual Jackup EBITDA less Maint. Capex 24.1 $
Drillship:
Annual Contracted Dayrate (6) 585,000 $
Utilization / Efficiency (7) 97.0%
Annual Revenue 207.1 $
Operating Expenses per Day (8) 156,000 $
Annual Operating Expenses 56.9
Annual Drillship EBITDA 150.2 $
Annual Maintenance Capital Expenditures (5) 3.7
Annual Drillship EBITDA less Maint. Capex 146.5 $
Assets in Contemplated Financing (2 Jackups, 1 Drillship) (9):
EBITDA 199.8 $
EBITDA less Maint. Capex 194.7
All Company Assets (4 Jackups, 1 Drillship) (9):
EBITDA 249.5 $
EBITDA less Maint. Capex 242.8
(1)
All annual calculations assume a 365-day year.
(2)
Management's estimate of current market potential based on the approximate average dayrate for ultra-premium jackups in Q2 2010. Management believes this is a reasonable estimate of current market potential because the fixtures on which the average is based represent the most recently published leading edge dayrates for fixtures of comparable jackups.
(3)
Management's assumption of industry standard productive times on high-specification jackups. Vantage’s fleet achieved approximately 97% productive time for Q1 2010 and approximately 99% productive time in Vantage’s first 17 months of operation.
(4)
Vantage’s approximate average operating expense per day on its jackup fleet for Q1 2010. Operating expenses include an assumed allocation for a portion of Vantage’s Singapore operations base.
(5)
Single jackup figure reflects management’s budgeted estimate for 2010. Drillship figure reflects management’s budgeted estimate for first year of the drillship’s operations based on $10,000 per day, which management believes is a reasonable assumption for a newbuild drillship.
(6)
Actual contracted dayrate, excluding portion of dayrate attributable to mobilization fee.
(7)
Utilization assumption based on newbuild vessel fully under contract, less assumed 3% reduction in utilization / efficiency. Management believes this is a reasonable assumption for a newbuild vessel in its first full year of operations.
(8)
Assumed operating expenses per day based on management’s internally generated projections for 2011. Operating expenses include an assumed allocation for a portion of Vantage’s Singapore operations base.
(9)
EBITDA and EBITDA less Maint. Capex figures exclude income from management fees related to construction management contracts and unallocated corporate SG&A (estimated at $17-$20 million per year based on management’s internally generated projections for 2011).
(10)
For purposes of this chart, the company used the methodology set forth in the Illustrative Calculation. The only calculation parameter that varies from the Illustrative Calculation is the single jackup spot dayrate.
Range of dayrates in this chart reflects approximate historical range for similar assets over the last two years.

Appendix
Reconciliation of Net Income (Loss) to Adjusted EBITDA
($Millions)
Fiscal Quarter Ended,
3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010
Net Income (Loss) 2.4 $             4.0 $             6.8 $             (4.3) $            6.0 $
Interest Expense, Net 0.7                1.3                1.9                4.0                7.4
Income Tax Provision (Benefit) 0.6                0.9                1.1                (0.6)               2.3
Depreciation 1.7                2.1                3.2                4.3                7.5
EBITDA 5.3 $             8.3 $             13.0 $           3.4 $             23.1 $
Share-Based Compensation Expense 1.1                1.2                1.2                1.4                1.5
Adjusted EBITDA 6.4 $             9.5 $             14.2 $           4.8 $             24.7 $